MERRILL LYNCH SMALL CAP GROWTH FUND
                       OF MERCURY FUNDS, INC.

             Supplement dated February 2, 2006 to the
Statement of Additional Information dated September 15, 2005


The following change is made to the Statement of Additional Information of Merrill Lynch Small Cap Growth Fund (the "Fund").

The section captioned "Information Regarding the Portfolio Manager - Fund Ownership" appearing on page I-11 of Part I of the Fund's Statement of Additional Information is amended as follows:

The description of the portfolio manager's ownership in the Fund is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio manager as of the fiscal year ended
May 31, 2005.

Portfolio Manager		Dollar Range
Ronald Zibelli		$100,001 - $500,000







Code # 19073-0905SUP